Please file this Prospectus Supplement with your records.

WELLS FARGO VARIABLE TRUST

WELLS FARGO ADVANTAGE VT INTERNATIONAL CORE FUND

Supplement dated January 28, 2009, to the Prospectus dated May 1, 2008, as previously supplemented on October 10, 2008 and December 5, 2008.

The following information replaces the description of New Star Institutional Managers Limited on page 59 of the Prospectus:

New Star Institutional Managers Limited (New Star), located at 1 Knightsbridge Green, London, SW1X 7NE, England, is a London-based U.S.-registered investment adviser. New Star sub-advises the Wells Fargo Advantage VT International Core Fund. In this capacity, it is responsible for the day-to-day investment management of this Fund. New Star provides investment advisory services to foreign- and U.S.-based corporate, endowment and foundation clients.

In December 2008, New Star Asset Management Group PLC (“NSAMG”), the parent company of New Star, announced that falling financial markets had resulted in a significant decline in NSAMG’s assets under management and associated revenues. As a result, NSAMG announced that its Board of Directors proposed a capital restructuring of the company designed to reduce NSAMG’s level of debt (“Restructuring”). NSAMG announced that the proposed Restructuring would entail a debt-for-equity swap with a bank syndicate, which would result in a change of control of the company, and that it had reached an agreement in principle with its bank syndicate on the terms of the proposed Restructuring. It announced that the proposed Restructuring would give NSAMG a stronger balance sheet, thereby allowing it to focus on improving investment performance, and that it was taking certain steps to attract and retain key employees. Subsequent to these announcements, NSAMG stated that it has also received proposals from certain third parties to acquire NSAMG’s business. NSAMG indicated that these proposals are at a preliminary stage and that it is considering its options. On January 22, 2009, NSAMG published a shareholder circular in connection with the proposed Restructuring.  It announced that its Board of Directors continues to actively pursue possible alternatives to the proposed Restructuring with third parties, but that there can be no certainty that any such alternative transaction will be forthcoming. The New Star portfolio managers of the Wells Fargo Advantage VT International Core Fund remain in place at this time and continue to manage the Fund in accordance with their investment objectives and strategies. Wells Fargo Funds Management, LLC, continues to actively monitor these events and will take appropriate action if necessary to protect the best interests of the Fund’s shareholders.

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